DELAWARE VIP(R) TRUST

Delaware VIP Select Growth Series
(the "Series")

Supplement to the Series' Prospectuses
dated April 30, 2009

On May 21, 2009, the Board of Trustees of Delaware VIP Trust (the "Trust") unanimously voted and approved a proposal to liquidate and dissolve the Series. The liquidation and dissolution is expected to take effect approximately 60 days after the date of this Supplement. Securities in the Series will be sold in an orderly manner and the proceeds of that sale would be transferred to the remaining shareholders as soon as reasonably practicable.

As a result of the decision to pursue liquidation and dissolution of the Series, as of the date of this Supplement, the Series will be closed to new investors. However, the Series will continue to accept purchases from existing contract holders (including reinvested dividends or capital gains) until the last business day before the liquidation.

Until the liquidation of the Series, shareholders will have the opportunity to exchange out of the Series and into another sub-account within their variable insurance product. If a shareholder does not opt to exchange his or her shares of the Series into another sub-account prior to the liquidation, his or her portion of the liquidating distribution will be transferred to a pre-selected default option within the variable insurance product.

Please keep this Supplement for future reference.

This Supplement is dated June 1, 2009.